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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: May 24, 1996

                    CHASE MANHATTAN CREDIT CARD MASTER TRUST,
           SERIES 1991-1, SERIES 1992-1, SERIES 1995-1, SERIES 1995-2
                                AND SERIES 1996-1
                             (Issuer of Securities)
                         THE CHASE MANHATTAN BANK (USA)
                             (Sponsor of the Trust)

             (Exact name of registrant as specified in its charter)

          Delaware                     33-40006                22-2382028

       (State or other               (Commission              (IRS Employer
        jurisdiction of               File Number)          Identification No.)
        incorporation)

  802 Delaware Avenue, Wilmington Delaware                        19801
  (Address of principal executive offices)                     (Zip code)

  Registrant's telephone number, including area code: (302) 575-5050
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Item 5. Other Events

    On May 15, 1996, interest in accordance with the Pooling and Servicing Agreement dated as of June 1, 1991, (the "Agreement"), among Chase Manhattan Bank (USA) and Yasuda Bank and Trust Company (U.S.A.) (the "Trustee"), was distributed to holders ("Certificateholders") of the Certificates evidencing undivided interests in the Chase Manhattan Credit Card Master Trust, Series 1991-1, Series 1992-1, Series 1995-1, Series 1995-2 and Series 1996-1 in
accordance with the Agreement.

    A copy of the monthly Certificateholders' statement is being filed as
Exhibit 20.1 to this Current Report on form 8-K.

    Item 7 (c). Exhibits

    Exhibit        Description

      20.1 Monthly Certificateholders' statement with respect to the May 15, 1996 distribution
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Bank has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CHASE MANHATTAN CREDIT CARD MASTER TRUST,
                                    SERIES 1991-1, SERIES 1992-1, SERIES
                                    1995-1, SERIES 1995-2 AND SERIES 1996-1

                                    By:  Chase Manhattan Bank USA, as Servicer



                                            By:  /s/Patricia Garvey
                                                --------------------------------
                                            Name:  Patricia Garvey
                                            Title:  Second Vice President

Dated  May 24, 1996
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                                INDEX TO EXHIBITS

         Exhibit           Description                                 Page

           20.1            Monthly Certificateholders'                   5
                           Statement with respect to the
                           May 24, 1996 distribution for
                           Series 1991-1, Series 1992-1,
                           Series 1995-1, Series 1995-2
                           and Series 1996-1